Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated November 14, 2011
to
Prospectus dated May 12, 2011

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 30 of the Prospectus before you decide to invest in our common shares.

Status of Our Ongoing Public Offering

        Since commencing our initial public offering and through November 11, 2011, we have sold 2,602,295 common shares for gross proceeds of approximately $25.5 million. As of November 11, 2011, we had raised total gross proceeds of approximately $45.7 million, including proceeds of approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.

        The following table summarizes the sales of our common shares beginning with our semi-monthly closing on September 16, 2011 through and including our semi-monthly closing on November 1, 2011:

Date of Semi-Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
September 16, 2011	368,570	$9.98	$3,680,069
October 3, 2011(1)	408,035	9.87	4,028,874
October 17, 2011	300,077	9.87	2,962,950
November 1, 2011(2)	423,283	9.91	4,196,056

	1,499,965	$9.91	$14,867,949

(1)
The number of common shares sold and gross proceeds for our October 3, 2011 semi-monthly closing include 6,686 common shares purchased through our distribution reinvestment plan at an average price per share of $9.41, for gross proceeds of $62,884.

(2)
The number of common shares sold and gross proceeds for our November 1, 2011 semi-monthly closing include 8,497 common shares purchased through our distribution reinvestment plan at an average price per share of $9.45, for gross proceeds of $80,321.

 Portfolio Update

        As of September 30, 2011, our investment portfolio consisted of interests in 18 portfolio companies with an average annual EBITDA of approximately $402.4 million. As of September 30, 2011, the investments in our portfolio were purchased at an average price of 98.7% of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage, was 8.8% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of September 30, 2011:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)	Amortized Cost (in thousands)
Senior Secured Loans—First Lien—39.9%
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/15/12(b)	Service & Equipment	Aug-11	$2,000	$1,941
Dynegy Holdings Inc. (CoalCo), L+775, 1.5% LIBOR Floor, 8/1/17(b)	Power	Aug-11	1,575	1,544
Dynegy Holdings Inc. (GasCo), L+775, 1.5% LIBOR Floor, 8/1/17(b)	Power	Aug-11	2,925	2,868
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Midstream	Sep-11	1,000	1,017
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 4/30/16(b)	Service & Equipment	Jul-11	1,602	1,606
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/25/15	Service & Equipment	Jul-11	1,689	1,607
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(b)	Upstream	Sep-11	3,500	3,451

Total Senior Secured Loans—First Lien				14,034

Senior Secured Loans—Second Lien—16.8%
Astoria Generating Company, L.P., L+375, 8/23/13(b)	Power	Aug-11	2,000	1,829
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/15/18(b)	Service & Equipment	Jul-11	2,500	2,574
Southern Pacific Resource Corp., L+850, 2.0% LIBOR Floor, 1/7/16(b)	Upstream	Jul-11	1,496	1,511

Total Senior Secured Loans—Second Lien				5,914

Senior Secured Bonds—14.2%
Hexion Specialty Chemicals, Inc., 8.9%, 2/1/18(b)	Service & Equipment	Sep-11	2,750	2,479
Homer City Funding LLC, 8.1%, 10/1/19(b)	Power	Jul-11	1,600	1,498
United Refining Co., 10.5%, 2/28/18(b)	Downstream	Jul-11	1,000	1,029

Total Senior Secured Bonds				5,006

Subordinated Debt—29.1%
Antero Resources Corp., 9.4%, 12/1/17(b)	Upstream	Jul-11	2,000	2,196
Chaparral Energy Inc., 8.9%, 2/1/17(b)	Upstream	Jul-11	1,750	1,810
NRG Energy, Inc., 8.3%, 9/1/20(b)	Power	Sep-11	3,750	3,665
Quicksilver Resources Inc., 7.1%, 4/1/16(b)	Upstream	Jul-11	1,250	1,253
SandRidge Energy, Inc., 7.5%, 3/15/21(b)	Upstream	Jul-11	1,250	1,312

Total Subordinated Debt				10,236

TOTAL INVESTMENTS—100.0%				$35,190

Total Return Swap	Notional Amount	Unrealized Depreciation
Citibank TRS Facility	$16,433	$(140)

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch.

        No portfolio investments were sold or experienced a repayment in excess of 1% of the position's value between September 1, 2011 and September 30, 2011.

 Prospectus Summary

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Risk Factors" by moving such section in its entirety to the location in the Prospectus immediately following the section of the Prospectus entitled "Prospectus Summary—About GSO".

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Distribution Reinvestment Plan" by adding the following after the sixth sentence of such section:

        On November 10, 2011, we amended and restated our distribution reinvestment plan. Under the amended and restated distribution reinvestment plan, your reinvested distributions will purchase common shares at a price equal to 90% of the price at which common shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date. The amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, January 1, 2012.

 Risk Factors

        This supplement supplements and amends the section of the Prospectus entitled "Risk Factors—Risks Relating to our Business and Structure" by moving the second risk factor thereof entitled "We are a new company and have no operating history" to the location in the Prospectus immediately following the second risk factor of the section of the Prospectus entitled "Risk Factors—Risks Relating to an Investment in Our Common Shares".

 Investment Objectives and Strategy

        This supplement supplements and amends the section of the Prospectus entitled "Investment Objectives and Strategy—Operating and Regulatory Structure" by adding the following after the first sentence of the second paragraph of such section:

        FS Advisor has contracted with State Street Bank and Trust Company to provide various accounting and administrative services.

Management

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Interested Trustees" by replacing such section in its entirety with the following:

        Michael C. Forman has been our chairman, president and chief executive officer since inception in September 2010 as well as the chief executive officer and chairman of FS Advisor since its inception in September 2010. Mr. Forman also currently serves as president, chief executive officer and chairman of both FB Income Advisor, LLC and FS Investment Corporation and has presided in such roles since each entity's inception in October 2007 and December 2007, respectively. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings. Prior to co-founding FB Capital Partners, Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute, the University of the Arts, the Vetri Foundation for Children, the Executive Committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

        David J. Adelman has served as our vice-chairman and as vice chairman of FS Advisor since inception in September 2010. He also currently serves as the vice chairman of the board of directors of FS Investment Corporation and has served on the board of directors since the company's inception in December 2007. Mr. Adelman has also served as vice chairman of FB Income Advisor, LLC since its inception in October 2007. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In June 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture's capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman is the vice chair of University City District Board of Directors, the president of the Apartment Association of Greater Philadelphia, board member of Hyperion Bank and the National Multi Family Council (NMHC), member of the Executive Committee of the Urban Land Institute's Philadelphia Chapter and a member of the Young President's Organization. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

        Thomas J. Gravina currently serves as chairman of GPX Enterprises, L.P., a private investment firm, and chairman of GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacity since co-founding both companies in 2005. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since March 2009. He is a member of FS Investment Corporation's nominating and corporate governance committee and has presided in that role since January 2011. He was also a member of FS Investment Corporation's audit committee from January 2010 to September 2011. Mr. Gravina also currently serves as chairman and chief executive officer of Evolve IP, LLC, a private communications company, which he co-founded in December 2006. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer of ATX Communications, Inc., a publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to April 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of directors and chairman of the audit committee of the Philadelphia College of Osteopathic Medicine and is a member of several other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

        Michael Heller is a shareholder at the law firm of Cozen O'Connor, where he serves as the firm's President and Executive Partner, and has served in such capacity since October 2011. Mr. Heller also serves as the Chairman of the firm's Business Law Department and heads the firm's Emerging Business and Venture Capital practice group and has served in such capacities since January 2007. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since the company's inception in December 2007. He is a member of FS Investment Corporation's valuation committee and has presided in that role since December 2008; and he is a member of FS Investment Corporation's nominating and corporate governance committee and has presided in that role since January 2011. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chairman of the Business Law Department in January 2007, Mr. Heller served as vice-chairman of the firm's Business Law Department from 2002 until January 2007. Mr. Heller is a member of the board of directors of Cozen O'Connor and Hanover Fire and Casualty Insurance Company, a privately-held property and casualty insurance company. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Independent Trustees" by replacing such section in its entirety with the following:

        Gregory P. Chandler has been chief financial officer of Emtec, Inc. and president of Emtec Global Services Division since May 2009. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since April 2008. He is the chair of FS Investment Corporation's audit committee and has presided in that role since May 2008; and he is also a member of FS Investment Corporation's valuation committee and has presided in that role since March 2010. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. Prior to this, he was a consultant at PricewaterhouseCoopers, where he assisted companies in a diverse set of industries in the "Office of the CFO Practice" and worked on strategy engagements and larger scale human resources and accounting enterprise software engagements. From 1995 to 1999, he worked as a Certified Public Accountant at Coopers and Lybrand. In his capacity as an auditor there, he was part of the Investment Company practice where he managed audits of mutual funds, hedge funds and venture capital funds. Mr. Chandler also served as a logistics officer with the United States Army for four years. Mr. Chandler's degrees include a B.S. in Engineering from the United States Military Academy at West Point and an MBA from Harvard Business School. He is also a Certified Public Accountant. He also serves on the boards of Emtec, Inc., a publicly traded systems integrator, and The Enterprise Center, a not-for-profit entity.

        Paul Mendelson served as the chief financial officer of Lincoln Investment Planning, Inc., a broker-dealer and registered investment adviser, from 1994 until January 2011 and currently serves as a Senior Advisor for Business Development for Lincoln Investment. As chief financial officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. He also has served on the board of directors of FS Investment Corporation since May 2008. He is a member of FS Investment Corporation's valuation committee and has presided in that role since December 2008; and he is also a member of FS Investment Corporation's audit committee and has presided in that role since September 2011. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned privately-held businesses, including manufacturing, retail, service and real estate. Prior to this, Mr. Mendelson spent two years with Arthur Anderson and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

        Richard W. Vague is the co-founder of Energy Plus, an electricity and natural gas supply company headquartered in Philadelphia and operating in states throughout the U.S., where he has served as Chairman and Chief Executive Officer since May 2007. Immediately prior to that, Mr. Vague served as Chief Executive Officer of Barclays Bank Delaware, a financial institution and credit card issuer, from December 2004 to May 2007. Mr. Vague was previously co-founder of two credit card companies—First USA, which grew to be the largest Visa issuer in the industry and which was sold to Bank One in 1997, and Juniper Financial, the fastest growing credit card issuer of the past decade, which was sold to Barclays PLC in 2004. Mr. Vague is also managing partner of Gabriel Investments, an early stage investment fund. Mr. Vague currently serves on the corporate boards of Heartland Payment Systems of Princeton, New Jersey, Think Direct Marketing of Tampa, Florida and GoodCents Corporation of Atlanta, Georgia. He is president of the Philadelphia Live Arts and Fringe Festival, and on the boards of the University of Pennsylvania Press, the Franklin Institute, the Dean's Advisory Council of New York University's Tisch School of the Arts, the U.S. State Department's Advisory Committee on International Economic Policy and the U.S. Department of Energy's Electricity Advisory Committee. Mr. Vague is co-founder of the Afghanistan Study Group and is also editor of the blog and email newsletter service Delanceyplace.com.

        Sidney R. Brown has served as the chief executive officer of NFI, Inc., or NFI, a premier integrated supply chain solutions company, since the late 1990s. NFI, founded in 1932 as National Hauling, has evolved from a trucking company in a regulated environment, into one of the largest privately-held third party logistics companies in the United States. NFI in North America now consists of logistics, warehousing and distribution, transportation, intermodal, real estate, transportation brokerage, contract packaging, solar, global freight forwarding and NFI Canada. Mr. Brown is also the vice-chairman of the board of directors of Sun Bancorp, Inc., or SBI, and has served as a director, treasurer and secretary of SBI since 1990. In addition, Mr. Brown is a general partner of various real estate companies having extensive holdings with an emphasis on development and management of commercial and industrial real estate. He began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank. Mr. Brown is also a director of Sun National

Bank, J & J Snack Foods Corp. and Delta Paper Corporation. Mr. Brown received a B.S.B.A. in Finance from Georgetown University and an MBA from Harvard University.

        Richard I. Goldstein has served as a managing director of Liberty Associated Partners, LP, or LAP, since 2000 and Associated Partners, LP, or AP, since June 2007, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc., or AGI, a multi-billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI's cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of CURRENT Group, LLC and also served as a director of Intellon Corporation prior to its acquisition by Atheros Communications, Inc. He is also a member of the board of trustees of The Shipley School and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

        R. Richard Williams retired in 2000 as the chief executive officer of Valquip Corporation, the country's largest distributor of quarter-turn automated valves and electric heat-tracing systems, which Mr. Williams founded in 1977. Valquip Corporation had the leading market share in the process and power generation industries prior to being acquired by Tyco International in 2000. Mr. Williams has over thirty years of experience in the capital equipment business specializing in fluid control. He spent his early career in sales and management with Jamesbury Corporation, a major supplier of valves and controls. In addition, Mr. Williams has extensive audit and finance experience, having served for ten years on the board of HC Capital Trust (formerly Hirtle Callaghan Trust) and six years on its audit committee. Mr. Williams has also served on the board of Thomas Jefferson University Hospitals for over ten years and is currently chairman of the finance committee as well as vice-chairman of the board. In addition to his service on the boards of HC Capital Trust and Thomas Jefferson University Hospitals, Mr. Williams is currently chairman of Seaboard Advisors, which provides consulting services focused primarily on sales and marketing, and a director of Glenthorne Capital, Inc., which provides consulting services relating to strategic acquisitions. Mr. Williams is co-founder and chairman of the board of Boys' Latin of Philadelphia Charter School. Mr. Williams has served on the board and as vice-president of Aronimink Golf Club. He has also served on the boards of Community Academy and the Haverford School.

        This supplement supplements and amends the section of the Prospectus entitled "Management—Board of Trustees and Executive Officers—Executive Officers Who are Not Trustees" by replacing such section in its entirety with the following:

        Salvatore Faia has been our chief compliance officer since inception in September 2010. Mr. Faia also currently serves as the chief compliance officer of FS Investment Corporation and has presided in that role since May 2008. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers' Act attorney, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a Member of the Investment Company Institute's Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.

        William Goebel, CFA, CPA has served as our chief financial officer since February 2011. Prior to joining the Company, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm's asset management practice from 2003 to January 2011, responsible for the audits of RICs, private investment partnerships, investment advisers and broker/dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a CFA Charterholder and a Certified Public Accountant.

        Gerald F. Stahlecker has been our executive vice president since inception as well as the executive vice president of FS Advisor since its inception. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC and FS Investment Corporation, and has presided in such roles since January 2010 and April 2010, respectively. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company's inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

        From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr, Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker previously served on the board of trustees of The Philadelphia School and was a member of its advancement, finance and investment committees.

        Ryan D. Conley, CFA, is responsible for product development, investment management and fund operations at Franklin Square Holdings. Mr. Conley has been our vice president, treasurer and secretary since inception as well as the senior vice president of FS Advisor since its inception. Mr. Conley also currently serves as vice president and secretary of FS Investment Corporation, positions he has held since FS Investment Corporation's inception in December 2007, and has served as its treasurer since March 2010. Mr. Conley also serves as senior vice president of FB Income Advisor, LLC, a position he has held since April 2010, and previously served as its vice president from its inception in October 2007. From November 2006 to January 2008, Mr. Conley served as an analyst at FB Capital Partners, where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to October 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $2.5 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College and holds the CFA Institute's Chartered Financial Analyst designation.

 Distribution Reinvestment Plan

        This supplement supplements and amends the section of the Prospectus entitled "Distribution Reinvestment Plan" by adding the following after the third paragraph of such section:

        On November 10, 2011, we amended and restated our distribution reinvestment plan. Under the amended and restated distribution reinvestment plan, your reinvested distributions will purchase common shares at a price equal to 90% of the price at which common shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date. The amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, January 1, 2012.

Custodian, Transfer and Distribution Paying Agent and Registrar

        This supplement supplements and amends the section of the Prospectus entitled "Custodian, Transfer and Distribution Paying Agent and Registrar" by replacing such section in its entirety with the following:

        Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594, telephone number: (816) 435-8474.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2011.
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 814-00841

FS Energy and Power Fund
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-6822130 (I.R.S. Employer Identification No.)
Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania 19104 (Address of principal executive office)

(215) 495-1150
(Registrant's telephone number, including area code)

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐.

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐.

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer", "accelerated filer, and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒.

         Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

         The issuer has 4,847,165 common shares of beneficial interest outstanding as of November 11, 2011.

PART I—FINANCIAL INFORMATION

Item 1.    Financial Statements.

FS Energy and Power Fund

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30, 2011 (Unaudited)	December 31, 2010
Assets
Investments, at fair value (amortized cost—$35,190 and $0, respectively)	$33,544	$—
Cash	6,190	200
Due from counterparty	7,878	—
Reimbursement from sponsor(1)	216	—
Interest receivable	322	—
Receivable for common shares purchased	111	—
Deferred financing costs	121	—

Total assets	$48,382	$200

Liabilities
Unrealized loss on total return swap(2)	$140	$—
Payable for investments purchased	2,998	—
Credit facility payable	13,462	—
Shareholder distributions payable	185	—
Management fees payable	100	—
Administrative services fees payable	95	—
Interest payable	23	—
Other accrued expenses and liabilities	200	—

Total liabilities	17,203	—

Shareholders' equity
Preferred shares, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common shares, $0.001 par value, 450,000,000 shares authorized, 3,717,767 and 22,222 shares issued and outstanding, respectively	$4	$—
Capital in excess of par value	33,305	383
Accumulated distributions in excess of net investment income(3)	(344)	(183)
Net unrealized depreciation on investments	(1,786)	—

Total shareholders' equity	31,179	200

Total liabilities and shareholders' equity	$48,382	$200

Net asset value per common share at period end	$8.39	$9.00

(1)
See Note 4 for a discussion of reimbursements paid to the Company by its investment adviser and affiliates.

(2)
See Note 8 for a discussion of the Company's total return swap agreement.

(3)
See Note 5 for a discussion of the source of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Investment income
Interest income	$474	$474
Operating expenses
Management fees	100	100
Administrative services expenses	95	95
Share transfer agent fees	35	35
Accounting and administrative fees	21	21
Interest expense	42	42
Organization costs	—	167
Other general and administrative expenses	48	48

Total operating expenses	341	508
Less: Expense reimbursement from sponsor(1)	(216)	(216)

Net expenses	125	292

Net investment income	349	182

Realized and unrealized gain/loss
Net realized gain on investments	62	62
Net change in unrealized appreciation (depreciation) on investments	(1,646)	(1,646)
Net change in unrealized appreciation (depreciation) on total return swap(2)	(140)	(140)

Total net realized and unrealized gain/loss on investments	(1,724)	(1,724)

Net increase (decrease) in net assets resulting from operations	$(1,375)	$(1,542)

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations	$(0.52)	$(2.02)

Weighted average shares outstanding	2,652,869	762,978

(1)
See Note 4 for a discussion of reimbursements paid to the Company by its investment adviser and affiliates.

(2)
See Note 8 for a discussion of the Company's total return swap agreement.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statement of Changes in Net Assets

(in thousands)

Nine Months Ended September 30, 2011
Operations
Net investment income	$182
Net realized gain on investments	62
Net change in unrealized appreciation (depreciation) on investments	(1,646)
Net change in unrealized appreciation (depreciation) on total return swap(1)	(140)

Net decrease in net assets resulting from operations	(1,542)

Shareholder distributions(2)
Distributions from net investment income	(343)
Distributions from net realized gain on investments	(62)

Net decrease in net assets resulting from shareholder distributions	(405)

Capital share transactions
Issuance of common shares	33,206
Reinvestment of shareholder distributions	63
Offering costs	(1,082)
Reimbursement of investment adviser(3)	(510)
Capital contributions of investment adviser	1,249

Net increase in net assets resulting from capital share transactions	32,926

Total increase in net assets	30,979
Net assets at beginning of period	200

Net assets at end of period	$31,179

(1)
See Note 8 for a discussion of the Company's total return swap agreement.

(2)
See Note 5 for a discussion of the source of distributions paid by the Company.

(3)
See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Nine Months Ended September 30, 2011
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(1,542)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(38,322)
Paid-in-kind interest	(49)
Proceeds from repayments of investments	3,256
Net change in unrealized appreciation (depreciation) on investments	1,646
Net change in unrealized appreciation (depreciation) on total return swap(1)	140
Net realized gain on investments	(62)
Accretion of discount	(13)
Increase in due from counterparty	(7,878)
Increase in payable for investments purchased	2,998
Increase in interest receivable	(322)
Increase in receivable for common shares purchased	(111)
Increase in management fees payable	100
Increase in reimbursement from sponsor(2)	(216)
Increase in interest payable	23
Increase in administrative services fees payable	95
Increase in other accrued expenses and liabilities	200

Net cash used in operating activities	(40,057)

Cash flows from financing activities
Issuance of common shares	33,206
Reinvestment of shareholder distributions	63
Offering costs	(1,082)
Capital contributions of investment adviser	1,249
Reimbursement of investment adviser(3)	(510)
Shareholder distributions	(220)
Borrowings under credit facility	13,462
Deferred financing costs accrued	(121)

Net cash provided by financing activities	46,047

Total increase in cash	5,990
Cash at beginning of period	200

Cash at end of period	$6,190

(1)
See Note 8 for a discussion of the Company's total return swap agreement.

(2)
See Note 4 for a discussion of reimbursements paid to the Company by its investment adviser and affiliates.

(3)
See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments

As of September 30, 2011

(in thousands)

Portfolio Company(a)	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—44.2%
Dalbo Holdings, Inc., L+500, 2.0% LIBOR Floor, 8/15/12(d)	Service & Equipment	$2,000	$1,941	$1,833
Dynegy Holdings Inc. (CoalCo), L+775, 1.5% LIBOR Floor, 8/1/17(d)	Power	1,575	1,544	1,536
Dynegy Holdings Inc. (GasCo), L+775, 1.5% LIBOR Floor, 8/1/17(d)	Power	2,925	2,868	2,885
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Midstream	1,000	1,017	1,022
Frac Tech International, LLC, L+475, 1.5% LIBOR Floor, 4/30/16(d)	Service & Equipment	1,602	1,606	1,575
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/25/15	Service & Equipment	1,689	1,607	1,499
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(d)	Upstream	3,500	3,451	3,428

Total Senior Secured Loans—First Lien			14,034	13,778

Senior Secured Loans—Second Lien—17.2%
Astoria Generating Company, L.P., L+375, 8/23/13(d)	Power	2,000	1,829	1,580
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/15/18(d)	Service & Equipment	2,500	2,574	2,283
Southern Pacific Resource Corp., L+850, 2.0% LIBOR Floor, 1/7/16(d)(f)	Upstream	1,496	1,511	1,507

Total Senior Secured Loans—Second Lien			5,914	5,370

Senior Secured Bonds—14.9%
Hexion Specialty Chemicals, Inc., 8.9%, 2/1/18(d)(e)	Service & Equipment	2,750	2,479	2,314
Homer City Funding LLC, 8.1%, 10/1/19(d)	Power	1,600	1,498	1,364
United Refining Co., 10.5%, 2/28/18(d)	Downstream	1,000	1,029	983

Total Senior Secured Bonds			5,006	4,661

Subordinated Debt—31.2%
Antero Resources Corp., 9.4%, 12/1/17(d)	Upstream	2,000	2,196	2,090
Chaparral Energy Inc., 8.9%, 2/1/17(d)	Upstream	1,750	1,810	1,698
NRG Energy, Inc., 8.3%, 9/1/20(d)(e)(f)	Power	3,750	3,665	3,640
Quicksilver Resources Inc., 7.1%, 4/1/16(d)(f)	Upstream	1,250	1,253	1,116
SandRidge Energy, Inc., 7.5%, 3/15/21(d)(f)	Upstream	1,250	1,312	1,191

Total Subordinated Debt			10,236	9,735

TOTAL INVESTMENTS—107.5%			$35,190	33,544

LIABILITIES IN EXCESS OF OTHER ASSETS—(7.5%)				(2,365)

NET ASSETS—100.0%				$31,179

Total Return Swap	Notional Amount	Unrealized Depreciation
Citibank TRS Facility (Note 8)(f)	$16,433	$(140)

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. Dollars.

(c)
Fair value determined by the Company's board of trustees (see Note 7).

(d)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Notes 10 and 11).

(e)
Position or portion thereof unsettled as of September 30, 2011.

(f)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share information)

Note 1. Principal Business and Organization

        FS Energy and Power Fund, or the Company, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced operations on July 18, 2011 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of its common shares of beneficial interest, or common shares, in its continuous public offering to persons who are not affiliated with the Company or the Company's investment adviser, FS Investment Advisor, LLC, or FS Advisor, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

        The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of September 30, 2011, the Company had two wholly-owned financing subsidiaries, FSEP Term Funding, LLC, or FSEP Funding, which was established on June 16, 2011 and EP Investments LLC, or EP Investments, which was established on June 24, 2011. The consolidated financial statements include both the Company's accounts and the accounts of its wholly-owned financing subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

        Since commencing its initial public offering and through November 11, 2011, the Company has sold 2,602,295 common shares for gross proceeds of $25,508. As of November 11, 2011, the Company had raised total gross proceeds of $45,712, including $200 of seed capital contributed by the principals of FS Advisor in December 2010 and $20,004 in proceeds raised from principals of FS Advisor, other individuals and entities affiliated with FS Advisor, certain members of the Company's board of trustees and certain individuals and entities affiliated with GSO Capital Partners LP, or GSO, the sub-adviser to FS Advisor, in a private placement conducted in April 2011 (see Note 4). During the nine months ended September 30, 2011, the Company sold 3,695,545 common shares (including shares sold in the April 2011 private placement) for gross proceeds of $34,344 at an average price per share of $9.29. The gross proceeds received during the nine months ended September 30, 2011 include reinvested shareholder distributions of $63. During the period from October 1, 2011 to November 11, 2011, the Company sold 1,129,398 common shares for gross proceeds of $11,168 at an average price per share of $9.89.

        The proceeds from the issuance of common shares as presented on the Company's consolidated statement of changes in net assets and consolidated statement of cash flows are presented net of selling commissions and dealer manager fees of $1,075 for the nine months ended September 30, 2011.

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (Continued)

GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company's interim unaudited consolidated financial statements should be read in conjunction with its audited financial statements as of and for the period from September 16, 2010 (inception) through December 31, 2010 included in the Company's Registration Statement on Form N-2 (File No. 333-169679) filed on May 5, 2011. Operating results for the three and nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The December 31, 2010 balance sheet is derived from the 2010 audited financial statements. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

        Use of Estimates:    The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share information.

        Cash and Cash Equivalents:    The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the FDIC.

        Valuation of Portfolio Investments:    The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company's board of trustees. In connection with that determination, FS Advisor prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (Continued)

        With respect to investments for which market quotations are not readily available, the Company has undertaken a multi-step valuation process each quarter, as described below:

  •
  the quarterly valuation process begins with each portfolio company or investment being initially valued by FS Advisor's management team, with such valuation potentially taking into account information received from the Company's sub-adviser or an independent valuation firm, if applicable;

  •
  preliminary valuation conclusions are then documented and discussed with the Company's valuation committee;

  •
  the valuation committee reviews the preliminary valuation and FS Advisor's management team, together with the Company's independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

  •
  the Company's board of trustees discusses valuations and determines the fair value of each investment in the Company's portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company's financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the Company's financial statements. Below is a description of factors that the board of trustees may consider when valuing the Company's debt and equity investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company's board of trustees may consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company's debt investments.

        Equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The Company's board of trustees, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company's actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        The Company's board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company's board of trustees may also consider the size and scope of a portfolio company and its specific strengths

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (Continued)

and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company's equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

        The fair values of the Company's investments are determined in good faith by its board of trustees. The Company's board of trustees is solely responsible for the valuation of the Company's portfolio investments at fair value as determined in good faith pursuant to the Company's valuation policy and consistently applied valuation process.

        The Company's investments as of September 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued all of its investments by using an independent third-party pricing service, which provided prevailing bid and ask prices from dealers on the date of the relevant period end that were screened for validity by the service. The Company valued its total return swap, or TRS, in accordance with the agreements governing such arrangement. Pursuant to those agreements, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

        The Company periodically benchmarks the bid and ask prices received from the third-party pricing service against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company's management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which the Company cannot obtain prevailing bid and ask prices through its third-party pricing service. The Company's valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company's valuation process.

        Revenue Recognition:    Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt the ability to collect such income. Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. The Company records prepayment premiums on loans and securities as interest income when it receives such amounts.

        Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation:    Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (Continued)

appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Capital Gains Incentive Fee:    Pursuant to the terms of the investment advisory and administrative services agreement the Company entered into with FS Advisor, the incentive fee on capital gains earned on liquidated investments of the Company's portfolio during operations prior to a liquidation of the Company is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company's incentive fee capital gains (i.e., the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company's methodology for accruing for this incentive fee includes unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FS Advisor if the Company's entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the period ended September 30, 2011, no capital gains incentive fees were earned or accrued.

        Organization Costs:    Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company's organization. These costs are expensed as incurred. For the three and nine months ended September 30, 2011, the Company incurred organization costs of $0 and $167, respectively, which were paid on behalf of the Company by Franklin Square Holdings, L.P., or Franklin Square Holdings, an affiliate of FS Advisor, and have been recorded as a contribution to capital (see Note 4).

        Offering Costs:    The Company's offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company's Registration Statement on Form N-2 relating to its continuous public offering of its common shares. The Company has charged offering costs against capital in excess of par value on the balance sheet. For the three and nine months ended September 30, 2011, the Company incurred offering costs of $305 and $1,082, respectively, which were paid on behalf of the Company by Franklin Square Holdings and have been recorded as a contribution to capital (see Note 4).

        Income Taxes:    The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income," which is

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 2. Summary of Significant Accounting Policies (Continued)

generally the Company's net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

        Uncertainty in Income Taxes:    The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations. During the three and nine months ended September 30, 2011, the Company did not incur any interest or penalties.

        Distributions:    Distributions to shareholders are recorded as of the record date. The amount of distributions is determined by the Company's board of trustees on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Note 3. Recently Issued Accounting Standards

        In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. As the Company did not begin formal operations until July 18, 2011 upon satisfying the minimum offering requirement, the adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on the Company's consolidated financial statements or disclosures.

        In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards, or collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 3. Recently Issued Accounting Standards (Continued)

in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term "fair value" and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company is currently assessing the impact of this guidance on its consolidated financial statements.

Note 4. Related Party Transactions

        The Company has entered into an investment advisory and administrative services agreement with FS Advisor. Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company's gross assets and an incentive fee based on the Company's performance.

        The incentive fee consists of three parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and equals 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and is subordinated to a preferred return on adjusted capital, as defined in the Company's investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized rate of 6.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains during operations, is an incentive fee on capital gains earned on liquidated investments from the Company's portfolio during operations prior to a liquidation of the Company and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company's incentive fee capital gains, which equals the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The third part of the incentive fee, which is referred to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

        The Company commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of operations. During the three and nine months ended September 30, 2011, FS Advisor earned $100 in base management fees. Management fees are paid on a quarterly basis in arrears. As such, as of September 30, 2011, no management fees have been paid to FS Advisor.

        The Company accrues for the capital gains incentive fee on a quarterly basis by calculating such fee as if it were due and payable as of the end of such period. While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of realized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an AICPA Technical Practice Aid for investment companies, the Company includes unrealized gains in the

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 4. Related Party Transactions (Continued)

calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FS Advisor if the Company's entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the three and nine months ended September 30, 2011, no capital gains incentive fees were earned or accrued.

        The Company also reimburses FS Advisor for expenses necessary for its performance of services related to administering and operating the Company, provided that such reimbursement is equal to the lower of FS Advisor's actual costs or the amount that the Company would be required to pay for comparable services in the same geographic location, and provided further that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. During the three and nine months ended September 30, 2011, the Company incurred administrative services charges of $95 attributable to FS Advisor. Of these charges, $4 related to the allocation of costs of administrative personnel for services provided to the Company by employees of FS Advisor and the remainder related to other reimbursable expenses.

        Franklin Square Holdings has funded offering costs and organization costs in the amount of $305 and $1,249 for the three and nine months ended September 30, 2011, respectively. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the organization costs were charged to expense as incurred by the Company (see Note 2). Since inception, Franklin Square Holdings has funded $2,120 in offering and organization costs.

        The dealer manager for the Company's public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company's affiliates. During the nine months ended September 30, 2011, FS2 retained $171 for selling commissions and dealer manager fees in connection with the sale of the Company's common shares.

        Under the terms of the investment advisory and administrative services agreement, when the Company's Registration Statement was declared effective by the SEC and upon satisfaction of the minimum offering requirement, FS Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On July 18, 2011, the Company exceeded the minimum offering requirement. The Company paid total reimbursements of $510 to FS Advisor and its affiliates during the nine months ended September 30, 2011. The reimbursements are recorded as a reduction of capital.

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 4. Related Party Transactions (Continued)

remains the Company's investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of the Company's board of trustees agreed to purchase 1,444,871 common shares, and certain individuals and entities affiliated with GSO agreed to purchase 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, the Company issued an aggregate of 2,222,648 common shares for aggregate proceeds of $20,004, upon the satisfaction of the minimum offering requirement on July 18, 2011.

        FS Advisor's senior management team is comprised of the same personnel as the senior management team of FB Income Advisor, LLC, the investment adviser to Franklin Square Holdings' other affiliated BDC, FS Investment Corporation. As a result, such personnel provide investment advisory services to both the Company and FS Investment Corporation. While neither FS Advisor nor FB Income Advisor, LLC is currently making private corporate debt investments for clients other than the Company and FS Investment Corporation, respectively, either one, or both, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company's investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation rather than to the Company.

        Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that, for tax purposes, the Company's net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company's shareholders in each quarter. This arrangement is designed to ensure that no portion of the Company's distributions will represent a return of capital for the Company's shareholders. Franklin Square Holdings has no obligation to reimburse any portion of the Company's expenses but has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the three and nine months ended September 30, 2011, the Company accrued $216 in reimbursements that Franklin Square Holdings agreed to pay. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by the Company's chairman, president and chief executive officer, Michael Forman, and its vice-chairman, David Adelman.

Note 5. Distributions

        The following table reflects the cash distributions per share that the Company has declared and paid on its common shares through September 30, 2011:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2011
September 30, 2011	$0.1303	$405

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 5. Distributions (Continued)

        On October 4, 2011, the Company's board of trustees declared two regular semi-monthly cash distributions of $0.02605 per share each, which were paid on October 31, 2011 to shareholders of record on October 14, 2011 and October 28, 2011, respectively. On November 10, 2011, the Company's board of trustees declared two regular semi-monthly cash distributions of $0.02605 per share each, which are expected to be paid on November 30, 2011 to shareholders of record on November 15, 2011 and November 29, 2011, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company's board of trustees.

        The Company has adopted an "opt in" distribution reinvestment plan for its shareholders. As a result, if the Company makes a distribution, its shareholders will receive distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares of the Company.

        The Company may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions. The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common shares during the nine months ended September 30, 2011:

	Nine Months Ended September 30, 2011
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$—	—
Borrowings	—	—
Net investment income (prior to expense reimbursement)(1)	127	31%
Capital gains proceeds from the sale of assets	62	15%
Non-capital gains proceeds from the sale of assets	—	—
Expense reimbursement from sponsor	216	54%

Total	$405	100%

(1)
During the nine months ended September 30, 2011, 87% of the Company's gross investment income was attributable to cash interest earned and 13% was attributable to non-cash accretion of discount and paid-in-kind, or PIK, interest.

        The aggregate cost of the Company's investments for federal income tax purposes totaled $35,190 as of September 30, 2011. The aggregate net unrealized depreciation on a tax basis was $1,786 as of September 30, 2011. The Company's net investment income on a tax basis for the nine months ended September 30, 2011 was $343. The Company distributed all of its net investment income earned as of September 30, 2011.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 5. Distributions (Continued)

        The difference between the Company's GAAP-basis net investment income and its tax-basis net investment income is due to the tax-basis deferral and amortization of organization and start-up costs incurred prior to the commencement of the Company's operations. The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the nine months ended September 30, 2011:

Nine Months Ended September 30, 2011
GAAP-basis net investment income	$182
Deferral and amortization of organizational costs	161

Tax-basis net investment income	$343

        The determination of the tax attributes of the Company's distributions is made annually as of the end of the Company's fiscal year based upon the Company's taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company's distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on a Form 1099-DIV.

        As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

September 30, 2011
Distributable ordinary income	$—
Unamortized organizational costs	(344)
Unrealized depreciation on investments and total return swap(1)	(1,786)

$(2,130)

(1)
As of September 30, 2011, the gross unrealized appreciation on the Company's investments was $22. As of September 30, 2011, the gross unrealized depreciation on the Company's investments and total return swap was $(1,808).

Note 6. Investment Portfolio

        The following table summarizes the composition of the Company's investment portfolio at cost and fair value as of September 30, 2011:

	September 30, 2011
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$14,034	$13,778	41%
Senior Secured Loans—Second Lien	5,914	5,370	16%
Senior Secured Bonds	5,006	4,661	14%
Subordinated Debt	10,236	9,735	29%

	$35,190	$33,544	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on debt investments.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 6. Investment Portfolio (Continued)

        The Company does not "control" and is not an "affiliate" of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if it owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its voting securities.

        The Company's investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2011, the Company had no such investments.

        The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2011:

	September 30, 2011
Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$11,030	33.0%
Midstream	1,022	3.0%
Downstream	983	2.9%
Service & Equipment	9,504	28.3%
Power	11,005	32.8%

Total	$33,544	100.0%

Note 7. Fair Value of Financial Instruments

        Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

        Level 1:    Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

        Level 2:    Inputs that are quoted prices for similar assets or liabilities in active markets.

        Level 3:    Inputs that are unobservable for an asset or liability.

        A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 7. Fair Value of Financial Instruments (Continued)

        As of September 30, 2011, the Company's investments were categorized as follows in the fair value hierarchy:

	September 30, 2011
Valuation Inputs		Total Return Swap
	Investments
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	33,544	(140)

	$33,544	$(140)

        The Company's investments as of September 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. The Company valued all of its investments by using an independent third-party pricing service, which provided prevailing bid and ask prices from dealers on the date of the relevant period end that were screened for validity by the service. The Company valued its TRS in accordance with the agreements governing such arrangement. Pursuant to those agreements, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

        The Company periodically benchmarks the bid and ask prices received from the third-party pricing service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company's experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through its third-party pricing service. The Company's valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company's valuation process.

        The following is a reconciliation for the nine months ended September 30, 2011 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Nine Months Ended September 30, 2011
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Total
Fair value at beginning of period	$—	$—	$—	$—	$—
Accretion of discount (Amortization of premium)	9	8	3	(7)	13
Net realized gain	—	—	—	62	62
Net change in unrealized appreciation (depreciation)	(256)	(544)	(345)	(501)	(1,646)
Purchases	14,127	5,910	5,003	13,282	38,322
Paid-in-kind interest	—	—	—	49	49
Sales and redemptions	(102)	(4)	—	(3,150)	(3,256)
Net transfers in or out of Level 3	—	—	—	—	—

Fair value at end of period	$13,778	$5,370	$4,661	$9,735	$33,544

The amount of total losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(256)	$(544)	$(345)	$(439)	$(1,584)

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 8. Total Return Swap

        On August 11, 2011, EP Investments entered into a TRS for one or more senior secured floating rate loans with Citibank, N.A., or Citibank.

        A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

        The TRS with Citibank enables the Company, through its ownership of EP Investments, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to EP Investments borrowing funds to acquire loans and incurring interest expense to a lender.

        Pursuant to the terms of the TRS, EP Investments may select one or more loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $25,000, or such greater amount as may be agreed to by Citibank. Loans proposed by EP Investments to be included in the TRS will be approved or rejected by Citibank, in its sole discretion, on a trade-by-trade basis. EP Investments is required to initially cash collateralize a percentage of each loan (such percentage to be proposed in each instance by EP Investments and accepted or rejected by Citibank in its sole discretion) included under the TRS in accordance with margin requirements described in the agreements governing the TRS. Under the terms of the TRS, EP Investments has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral nor any other assets of EP Investments are available to pay the Company's debts. The obligations of EP Investments under the TRS are guaranteed by the Company.

        Pursuant to the terms of an investment management agreement that the Company has entered into with EP Investments, the Company acts as the manager of the rights and obligations of EP Investments under the TRS, including selecting the specific loans to be included in the TRS. Accordingly, the loans selected by EP Investments for purposes of the TRS are selected by the Company in accordance with its investment objectives and strategy to generate current income and long-term capital appreciation. In addition, pursuant to the terms of the TRS, EP Investments may select any loan or obligation available in the market to be included in the TRS that meets the obligation criteria set forth in the agreements between EP Investments and Citibank which collectively establish the TRS and are collectively referred to herein as the TRS Agreement.

        Each loan included in the TRS must meet criteria described in the TRS Agreement, including a requirement that each loan be rated by Moody's and S&P and quoted by a nationally-recognized pricing service. EP Investments receives from Citibank all interest and fees payable in respect of the loans included in the TRS. EP Investments pays to Citibank interest at a rate equal to one-month LIBOR + 1.35% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, EP Investments will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 8. Total Return Swap (Continued)

        Under the terms of the TRS, EP Investments may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The amount of collateral that may be required to be posted by EP Investments is determined primarily on the basis of the aggregate value of the underlying loans. The limit on the additional collateral that EP Investments may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by EP Investments (determined without consideration of the initial cash collateral posted for each loan included in the TRS).

        Citibank may terminate the TRS on or after May 11, 2012. EP Investments may terminate the TRS, in whole or in part with respect to any loan subject to the TRS, at any time upon providing no more than 30 days, and no less than 7 days, prior notice to Citibank. EP Investments will pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

        The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to EP Investments. Each of the loans underlying the TRS is required to be rated by Moody's and S&P and quoted by a nationally-recognized pricing service. As of September 30, 2011, the fair value of the TRS was $(140). The fair value of the TRS is reflected as an unrealized loss on the consolidated balance sheet. The change in value of the TRS is reflected in the statement of operations as net change in unrealized depreciation on total return swap. As of September 30, 2011, EP Investments had selected 7 underlying loans with a total notional amount of $16,433 and posted $7,878 in cash collateral held by Citibank (of which only $6,870 was required to be posted), which is reflected in due from counterparty on the consolidated balance sheet.

        The Company incurred costs of $9 in connection with obtaining the TRS, which the Company has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the TRS. As of September 30, 2011, $8 of such deferred financing costs have yet to be amortized to interest expense.

        For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by EP Investments under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

        Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 8. Total Return Swap (Continued)

        The following is a summary of the underlying loans subject to the TRS as of September 30, 2011:

Underlying Loan	Industry	Notional Amount	Market Value	Unrealized Appreciation / (Depreciation)
Allison Transmission, Inc., L+275, 8/15/14	Service & Equipment	$1,855	$1,885	$30
Brock Holdings III, Inc., L+450, 1.5% LIBOR Floor, 3/16/17	Service & Equipment	3,015	2,815	(200)
BRSP LLC, L+450, 3.0% LIBOR Floor, 6/15/14	Power	3,066	3,035	(31)
La Paloma Generating Company, L+550, 1.5% LIBOR Floor, 5/15/18	Power	1,657	1,646	(11)
SemGroup Corporation, L+450, 1.3% LIBOR Floor, 6/15/18(1)	Midstream	1,910	1,990	80
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17	Upstream	1,945	1,938	(7)
Willbros Group, Inc., L+750, 2.0% LIBOR Floor, 6/30/14	Service & Equipment	2,985	2,940	(45)

TOTAL		$16,433	$16,249	(184)

	Total TRS Accrued Income and Liabilities:			44

	Total TRS Market Value:			$(140)

(1)
The investment is not a qualifying asset under the 1940 Act. A BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets.

Note 9. Share Repurchase Program

        Beginning with the first calendar quarter following July 18, 2012, and on a quarterly basis thereafter, the Company intends to offer to repurchase common shares on such terms as may be determined by the Company's board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of the Company's board of trustees, such repurchases would not be in the best interests of the Company's shareholders or would violate applicable law. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which the Company repurchases common shares, it intends to conduct repurchases on the same date that it holds its first semi-monthly closing for the sale of common shares in its public offering. The offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder.

        The Company's board of trustees will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

  •
  the effect of such repurchases on the Company's qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of its assets (including fees and costs associated with disposing of assets);

  •
  the Company's investment plans and working capital requirements;

  •
  the relative economies of scale with respect to the Company's size;

  •
  the Company's history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        The Company currently intends to limit the number of common shares to be repurchased during any calendar year to the number of common shares it can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan. At the discretion of the

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 9. Share Repurchase Program (Continued)

Company's board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, the Company will not repurchase common shares in any calendar year in excess of 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter. The Company will offer to repurchase such common shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase. The Company's board of trustees may amend, suspend or terminate the repurchase program at any time, upon 30 days' notice.

Note 10. Revolving Credit Facility

        On June 24, 2011, FSEP Funding entered into a revolving credit facility, or the credit facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank. Deutsche Bank is the sole lender and serves as administrative agent under the credit facility. The credit facility provides for borrowings in an aggregate amount up to $50,000 on a committed basis.

        The Company may contribute cash or securities to FSEP Funding from time to time and will retain a residual interest in any assets contributed through its ownership of FSEP Funding. FSEP Funding may purchase additional securities from various sources. FSEP Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. FSEP Funding's obligations to Deutsche Bank are secured by a first priority security interest in substantially all of the assets of FSEP Funding, including its portfolio of securities. The obligations of FSEP Funding under the credit facility are non-recourse to the Company.

        Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, plus a spread of 1.60% per annum for the relevant period. Interest is payable quarterly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2013.

        As of September 30, 2011, $13,462 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. The Company incurred costs of $131 in connection with obtaining the credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the credit facility. As of September 30, 2011, $113 of such deferred financing costs have yet to be amortized to interest expense.

        The effective interest rate under the credit facility was 1.92% as of September 30, 2011. Interest is paid quarterly in arrears, and commences November 20, 2011. The Company recorded interest expense of $41 for the nine months ended September 30, 2011, of which $18 related to the amortization of deferred financing costs. The Company has not paid any interest expense for the nine months ended September 30, 2011. The average borrowings under the credit facility for the nine months ended September 30, 2011 were $6,691, with a weighted average interest rate of 1.91%.

        Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to FSEP Funding varies depending upon the types of assets in FSEP Funding's portfolio. The occurrence of certain events described as "Super-Collateralization Events" in the credit agreement that governs the credit facility, or a decline in the Company's net asset

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 10. Revolving Credit Facility (Continued)

value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation, (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO; (ii) the bankruptcy or insolvency of GSO or FS Advisor; (iii) GSO ceasing to act as the Company's sub-adviser or FS Advisor ceasing to act as the Company's investment adviser; (iv) the Company ceasing to act as FSEP Funding's investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) the Company, GSO or FS Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

        In connection with the credit facility, FSEP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the credit facility exceeding the applicable advance rates; (c) the purchase by FSEP Funding of certain ineligible assets; (d) the insolvency or bankruptcy of FSEP Funding or the Company; (e) the Company ceasing to act as investment manager of FSEP Funding's assets; (f) the decline of the Company's net asset value below a specified threshold; and (g) fraud or other illicit acts by the Company, FS Advisor or GSO in its or their investment advisory capacities. During the continuation of an event of default, FSEP Funding must pay interest at a default rate.

        Borrowings of FSEP Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Note 11. FSEP Term Funding, LLC

        The financial statements of FSEP Funding are maintained separately from those of the Company. The assets of FSEP Funding are pledged as collateral supporting the amounts outstanding under the credit facility and as such, are not available to pay the debts of the Company. The following is the balance sheet of FSEP Funding as of September 30, 2011:

September 30, 2011 (Unaudited)
Assets
Investments, at fair value (amortized cost—$32,566)	$31,023
Cash	454
Interest receivable	319
Deferred financing costs	113

Total assets	$31,909

Liabilities
Payable for investments purchased	$2,998
Credit facility payable	13,462
Due to FS Energy and Power Fund	27
Interest payable	23
Accrued expenses	129

Total liabilities	16,639

Member's equity	15,270

Total liabilities and member's equity	$31,909

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share information)

Note 12. Financial Highlights

        The following is a schedule of financial highlights of the Company for the period from July 18, 2011 (commencement of operations) through September 30, 2011:

Period from July 18, 2011 (commencement of operations) through September 30, 2011
Per Share Data:
Net asset value, beginning of period	$9.00
Results of operations(1)
Net investment income	0.13
Net realized and unrealized depreciation on investments and total return swap	(0.65)

Net increase (decrease) in net assets resulting from operations	(0.52)

Shareholder distributions(2)
Distributions from net investment income	(0.11)
Distributions from net realized gain on investments	(0.02)

Net decrease in net assets resulting from shareholder distributions	(0.13)

Capital share transactions
Issuance of common shares(3)	0.17
Offering costs(1)	(0.41)
Reimbursement to investment adviser(1)	(0.19)
Capital contributions of investment adviser(1)	0.47

Net increase (decrease) in net assets resulting from capital share transactions	0.04

Net asset value, end of period	$8.39

Shares outstanding, end of period	3,717,767

Total return(4)	(5.33)%

Ratio/Supplemental Data:
Net assets, end of period	$31,179

Ratio of net investment income to average net assets(5)	1.49%

Ratio of operating expenses to average net assets(5)	1.46%
Expense reimbursement from sponsor to average net assets(5)	(0.92)%

Net expenses to average net assets(5)	0.54%

Portfolio turnover(5)	11.88%

(1)
The per share data was derived by using the weighted average shares outstanding during the period.

(2)
The per share data for distributions reflects the actual amount of distributions paid per share during the period.

(3)
The issuance of common shares on a per share basis reflects the incremental net asset value changes as a result of the issuance of common shares in the Company's continuous offering.

(4)
The total return for the period from July 18, 2011 through September 30, 2011 was calculated by taking the net asset value per share as of September 30, 2011, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on July 18, 2011. The total return does not consider the effect of the sales load from the sale of the Company's common shares.

(5)
Weighted average net assets are used for this calculation. Ratios and portfolio turnover are not annualized.

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations.
(in thousands, except share and per share information)

Forward-Looking Statements

        The following discussion should be read in conjunction with our unaudited consolidated financial statements and the notes thereto included elsewhere in this quarterly report on Form 10-Q.

        Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q may include statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our current and expected financings and investments;

  •
  the adequacy of our cash resources, financing sources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  our contractual arrangements and relationships with third parties;

  •
  actual and potential conflicts of interest with FS Advisor or GSO or either of their affiliates;

  •
  the dependence of our future success on the general economy and its effect on the industries in which we invest;

  •
  the use of borrowed money to finance a portion of our investments;

  •
  the ability of FS Advisor to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of FS Advisor or its affiliates to attract and retain highly talented professionals;

  •
  our ability to qualify and maintain our qualification as a RIC and as a BDC;

  •
  the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and

  •
  the effect of changes to tax legislation and our tax position.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. Factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this quarterly report on Form 10-Q on information available to us on the date of this quarterly report on Form 10-Q, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this quarterly report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.

Overview

        We were formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced operations on July 18, 2011 upon raising gross proceeds in excess of $2,500 from sales of our common shares in our continuous public offering to persons who are not affiliated with us or FS Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act and has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

        Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power, or Energy, related companies. We consider Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change.

        Our investment objectives are to generate current income and long-term capital appreciation. We anticipate that our portfolio will be comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We currently intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from other dealers or investors in the secondary market, we expect to invest in primary market transactions and originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in master limited partnerships. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. Once we raise sufficient capital, we expect that our investments will generally range between $5,000 and $25,000 each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees. Prior to raising sufficient capital, we may make smaller investments due to liquidity constraints.

        Our investment activities are managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See "—Contractual Obligations." FS Advisor has engaged GSO to act as our investment sub-adviser. GSO is a subsidiary of The Blackstone Group L.P., or Blackstone. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor according to asset allocation and other guidelines set by FS Advisor.

  Revenues

        The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain, and net unrealized appreciation and depreciation. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation and depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation and depreciation on total return swap is the net change in fair value of our total return swap.

        We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases.

        In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. No such fees were earned during the period from July 18, 2011 through September 30, 2011.

  Expenses

        Our primary operating expenses include the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FS Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FS Advisor is responsible for compensating our investment sub-adviser.

        We also reimburse FS Advisor for its performance of services related to our administration and operation, provided that such reimbursement must be the lower of FS Advisor's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  corporate and organizational expenses relating to offerings of our common shares, subject to limitations included in the investment advisory and administrative services agreement;

  •
  the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

  •
  the cost of effecting sales and repurchases of our common shares and other securities;

  •
  investment advisory fees;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

  •
  interest payments on our debt or related obligations;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees;

  •
  federal, state and local taxes;

  •
  independent trustees' fees and expenses;

  •
  costs of proxy statements, shareholders' reports and notices;

  •
  fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

  •
  direct costs such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  brokerage commissions for the purchase and sale of our investments; and

  •
  all other expenses incurred by FS Advisor, our sub-adviser or us in connection with administering our business, including expenses incurred by FS Advisor or our sub-adviser in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FS Advisor, to the extent they are not controlling persons of FS Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Portfolio Investment Activity For The Period from July 18, 2011 (commencement of operations) through September 30, 2011

        During the period from July 18, 2011 through September 30, 2011, we made investments in portfolio companies totaling $38,322. During the same period we received principal repayments of $3,256.

        As of September 30, 2011, our investment portfolio, with a total fair value of $33,544, consisted of interests in 18 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $402,400. The investments in our portfolio were purchased at an average price of 98.7% of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage, was 8.8% based upon the purchase price of our investments.

        The following table summarizes the composition of our investment portfolio at cost and fair value as of September 30, 2011:

	September 30, 2011
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$14,034	$13,778	41%
Senior Secured Loans—Second Lien	5,914	5,370	16%
Senior Secured Bonds	5,006	4,661	14%
Subordinated Debt	10,236	9,735	29%

	$35,190	$33,544	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on debt investments.

        We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

        Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of September 30, 2011, we held no such investments.

        The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2011:

	September 30, 2011
Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$11,030	33.0%
Midstream	1,022	3.0%
Downstream	983	2.9%
Service & Equipment	9,504	28.3%
Power	11,005	32.8%

Total	$33,544	100.0%

Portfolio Asset Quality

        In addition to various risk management and monitoring tools, FS Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FS Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

        The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2011:

	September 30, 2011
Investment Rating	Investments at Fair Value	Percentage of Portfolio
1	$6,051	18%
2	24,549	73%
3	2,944	9%
4	—	—
5	—	—

	$33,544	100%

        The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

        We commenced operations on July 18, 2011, when we raised in excess of $2,500 from persons who are not affiliated with us or FS Advisor. As a result, no comparisons with the comparable 2010 period have been included. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. From January 1, 2011 through July 18, 2011, the Company incurred organizational costs of $167 and offering costs of $777 which were funded by Franklin Square Holdings and recorded as a contribution to capital.

Results of Operations for the period from July 18, 2011 (commencement of operations) through September 30, 2011

  Revenues

        We generated investment income of $474 for the period from July 18, 2011 through September 30, 2011, in the form of interest earned on senior secured loans, senior secured bonds and subordinated debt in our portfolio. Such revenues represent $412 of cash interest earned as well as $62 in non-cash portions relating to accretion of discount and PIK interest for the period from July 18, 2011 through September 30, 2011. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments.

  Expenses

        Our total operating expenses were $341 for the period from July 18, 2011 through September 30, 2011. Our operating expenses include base management fees attributed to FS Advisor of $100 for the period from July 18, 2011 through September 30, 2011. Our operating expenses also include administrative services expenses attributed to FS Advisor of $95 for the period from July 18, 2011 through September 30, 2011.

        FS Advisor is eligible to receive incentive fees based on performance. No incentive fees were earned or accrued for the period from July 18, 2011 through September 30, 2011.

        We recorded interest expense of $42 for the period from July 18, 2011 through September 30, 2011 in connection with our credit facility and the amortization of deferred financing charges on our TRS. Fees incurred with BNY Mellon Asset Servicing, which provides various accounting and administrative services to us, totaled $21 for the period from July 18, 2011 through September 30, 2011. We incurred expenses with our share transfer agent of $35 for the period from July 18, 2011 through September 30, 2011.

        Our other general and administrative expenses totaled $48 for the period from July 18, 2011 through September 30, 2011, and consisted of the following:

Period from July 18, 2011 through September 30, 2011
Expenses associated with our independent audit and related fees	$13
Compensation of our chief compliance officer	1
Legal fees	4
Printing fees	12
Other	18

Total	$48

        We generally expect our operating expenses related to our ongoing operations to increase because of the anticipated growth in the size of our asset base. During the period from July 18, 2011 through September 30, 2011, the ratio of our operating expenses to our average net assets was 1.46% and the ratio of our net expenses to average net assets, which includes $216 of expense reimbursements from FS Advisor, was 0.54%. Our ratio of operating expenses to average net assets includes $42 related to interest expense on our credit facility and TRS. Without such interest expense, our ratio of expenses to average net assets would have been 1.28%. Incentive fees, interest expense and costs relating to our continuous offering, among other things, may increase or decrease our operating expenses in relation to our expense ratios relative to comparative periods depending on portfolio performance, changes in benchmark interest rates such as LIBOR and offerings of our securities, among other factors.

  Expense Reimbursement

        Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our shareholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses, but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the period from July 18, 2011 through September 30, 2011, we accrued $216 in reimbursements that Franklin Square Holdings agreed to pay. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

  Net Investment Income

        Our net investment income totaled $349 ($0.13 per share) for the period from July 18, 2011 through September 30, 2011.

  Net Realized Gains or Losses

        We sold investments and received principal repayments of $3,256 during the period from July 18, 2011 through September 30, 2011, from which we realized net gains of $62.

  Net Change in Unrealized Appreciation (Depreciation) on Investments

        For the period from July 18, 2011 through September 30, 2011, the net change in unrealized appreciation (depreciation) on investments totaled $(1,646). The change in unrealized appreciation (depreciation) on our TRS was $(140) during this period. The change in unrealized appreciation (depreciation) on our investments during the period from July 18, 2011 through September 30, 2011 was primarily driven by a general widening of credit spreads during this period.

  Net Increase/Decrease in Net Assets Resulting from Operations

        For the period from July 18, 2011 through September 30, 2011, the net decrease in net assets resulting from operations was $1,375 ($0.52 per share).

Financial Condition, Liquidity and Capital Resources

        During the period from July 18, 2011 through September 30, 2011, we sold 3,695,545 common shares for gross proceeds of $34,344. The gross proceeds received during the period from July 18, 2011 through September 30, 2011 include reinvested shareholder distributions of $63. During the period from July 18, 2011 through September 30, 2011, we also incurred offering costs of $305 in connection with the sale of our common shares, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par in our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common shares were $1,075 for the period from July 18, 2011 through September 30, 2011. These sales commissions and fees include $171 retained by FS2, which is one of our affiliates.

        As of November 11, 2011, we have sold 4,847,165 common shares for gross proceeds of $45,712, including $200 of seed capital contributed by the principals of FS Advisor in December 2010 and $20,004 in proceeds raised from principals of FS Advisor, other individuals and entities affiliated with FS Advisor, certain members of our board of trustees and certain individuals and entities affiliated with GSO in a private placement conducted in April 2011.

        We generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees and interest earned from our investments as well as principal repayments and proceeds from sales of our investments. We are engaged in a continuous offering of our common shares. We accept subscriptions on a continuous basis and issue shares at semi-monthly closings at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share.

        Prior to investing in securities of portfolio companies, we invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

        As of September 30, 2011, we had $6,190 in cash, which we have invested in interest bearing accounts, and $7,878 in cash held as collateral by Citibank under the terms of the TRS.

  Revolving Credit Facility

        On June 24, 2011, our newly-formed, wholly-owned special purpose financing subsidiary, FSEP Funding, entered into a credit facility with Deutsche Bank. Deutsche Bank is the sole lender and serves as administrative agent under the credit facility. The credit facility provides for borrowings in an aggregate amount up to $50,000 on a committed basis.

        We may contribute cash or securities to FSEP Funding from time to time and will retain a residual interest in any assets contributed through our ownership of FSEP Funding. FSEP Funding may purchase additional securities from various sources. FSEP Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. FSEP Funding's obligations to Deutsche Bank are secured by a first priority security interest in substantially all of the assets of FSEP Funding, including its portfolio of securities. The obligations of FSEP Funding under the credit facility are non-recourse to us.

        Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, plus a spread of 1.60% per annum for the relevant period. Interest is payable quarterly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2013.

        As of September 30, 2011, $13,462 was outstanding under the credit facility. The carrying amount of the amount outstanding under the credit facility approximates its fair value. We incurred costs of $131 in connection with obtaining the credit facility, which we have recorded as deferred financing costs on our consolidated balance sheet and amortize to interest expense over the life of the credit facility.

As of September 30, 2011, $113 of such deferred financing costs have yet to be amortized to interest expense.

        The effective interest rate under the credit facility was 1.92% as of September 30, 2011. Interest is paid quarterly in arrears and commences November 20, 2011. We recorded interest expense of $41 for the period from July 18, 2011 through September 30, 2011, of which $18 related to the amortization of deferred financing costs. We have not paid any interest expense for the nine months ended September 30, 2011. The average borrowings under the credit facility for the nine months ended September 30, 2011 were $6,691, with a weighted average interest rate of 1.91%.

        Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to FSEP Funding varies depending upon the types of assets in FSEP Funding's portfolio. The occurrence of certain events described as "Super-Collateralization Events" in the credit agreement that governs the credit facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO; (ii) the bankruptcy or insolvency of GSO or FS Advisor; (iii) GSO ceasing to act as our sub-adviser or FS Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as FSEP Funding's investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) us, GSO or FS Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

        In connection with the credit facility, FSEP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the credit facility exceeding the applicable advance rates; (c) the purchase by FSEP Funding of certain ineligible assets; (d) the insolvency or bankruptcy of FSEP Funding or us; (e) our ceasing to act as investment manager of FSEP Funding's assets; (f) the decline of our net asset value below a specified threshold; and (g) fraud or other illicit acts by us, FS Advisor or GSO in our or their investment advisory capacities. During the continuation of an event of default, FSEP Funding must pay interest at a default rate. As of September 30, 2011, $13,462 was outstanding under the credit facility. FSEP Funding was in compliance with the terms of the credit facility as of September 30, 2011.

        Borrowings of FSEP Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

  Total Return Swap

        On August 11, 2011, our newly-formed, wholly-owned special purpose financing subsidiary, EP Investments, entered into a TRS for one or more senior secured floating rate loans with Citibank.

        The TRS with Citibank enables us, through our ownership of EP Investments, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to EP Investments borrowing funds to acquire loans and incurring interest expense to a lender.

        Pursuant to the terms of the TRS, EP Investments may select one or more loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $25,000, or such greater amount as may be agreed to by Citibank. Loans proposed by EP Investments to be included in the TRS will be approved or rejected by Citibank, in its sole discretion, on a trade-by-trade basis. EP Investments is required to initially cash collateralize a percentage of each loan (such percentage to be proposed in each instance by EP Investments and accepted or rejected by

Citibank in its sole discretion) included under the TRS in accordance with margin requirements described in the agreements governing the TRS. Under the terms of the TRS, EP Investments has agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral nor any other assets of EP Investments are available to pay our debts. The obligations of EP Investments under the TRS are guaranteed by us.

        Pursuant to the terms of an investment management agreement that we entered into with EP Investments, we act as the manager of the rights and obligations of EP Investments under the TRS, including selecting the specific loans to be included in the TRS. Accordingly, the loans selected by EP Investments for purposes of the TRS are selected by us in accordance with our investment objectives and strategy to generate current income and long-term capital appreciation. In addition, pursuant to the terms of the TRS, EP Investments may select any loan or obligation available in the market to be included in the TRS that meets the obligation criteria set forth in the TRS Agreement.

        Each loan included in the TRS must meet criteria described in the TRS Agreement, including a requirement that each loan be rated by Moody's and S&P and quoted by a nationally-recognized pricing service. EP Investments receives from Citibank all interest and fees payable in respect of the loans included in the TRS. EP Investments pays to Citibank interest at a rate equal to one-month LIBOR + 1.35% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, EP Investments will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

        Under the terms of the TRS, EP Investments may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The amount of collateral that may be required to be posted by EP Investments is determined primarily on the basis of the aggregate value of the underlying loans. The limit on the additional collateral that EP Investments may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by EP Investments (determined without consideration of the initial cash collateral posted for each loan included in the TRS).

        Citibank may terminate the TRS on or after May 11, 2012. EP Investments may terminate the TRS, in whole or in part with respect to any loan subject to the TRS, at any time upon providing no more than 30 days, and no less than 7 days, prior notice to Citibank. EP Investments will pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

        The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to EP Investments. Each of the loans underlying the TRS is required to be rated by Moody's and S&P and quoted by a nationally-recognized pricing service. As of September 30, 2011, the fair value of the TRS was $(140). The fair value of the TRS is reflected as an unrealized loss on our consolidated balance sheet. The change in value of the TRS is reflected in the statement of operations as net change in unrealized depreciation on total return swap. As of September 30, 2011, EP Investments had selected 7 underlying loans with a total notional amount of $16,433 and posted $7,878 in cash collateral held by Citibank (of which only $6,870 was required to be posted), which is reflected in due from counterparty on our consolidated balance sheet.

        We incurred costs of $9 in connection with obtaining the TRS, which we have recorded as deferred financing costs on our consolidated balance sheet and amortize to interest expense over the life of the TRS. As of September 30, 2011, $8 of such deferred financing costs have yet to be amortized to interest expense.

        For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by EP Investments under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

        Further, for purposes of Section 55(a) under the 1940 Act, we treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase 1,444,871 common shares, and certain individuals and entities affiliated with GSO agreed to purchase 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we issued an aggregate of 2,222,648 common shares for aggregate proceeds of $20,004, upon the satisfaction of the minimum offering requirement on July 18, 2011.

RIC Status and Distributions

        We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must distribute at least 90% of our "Investment Company Taxable Income," as defined by the Code, each year. As long as the distributions are declared by the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our shareholders to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

        We declared our first distribution on July 21, 2011. Subject to our board of trustees' discretion and applicable legal restrictions, our board of trustees intends to authorize and declare distributions on either a semi-monthly or monthly basis and pay distributions on either a monthly or quarterly basis. We will calculate each shareholder's specific distribution amount for the period using record and declaration dates and each shareholder's distributions will begin to accrue on the date we accept each shareholder's subscription for our common shares. From time to time, we may also pay special interim distributions in the form of cash or common shares at the discretion of our board of trustees. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common shares. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. Each year a statement on Form 1099-DIV identifying the source of the distributions will be mailed to our shareholders. No portion of the distributions paid during the period from July 18, 2011 through September 30, 2011 represented a return of capital for tax purposes.

        We make our ordinary distributions in the form of cash out of assets legally available for distribution, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder.

        The following table reflects the cash distributions per share that we have declared and paid on our common shares through September 30, 2011:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2011
September 30, 2011	$0.1303	$405

        On October 4, 2011, our board of trustees declared two regular semi-monthly cash distributions of $0.02605 per share each, which were paid on October 31, 2011 to shareholders of record on October 14, 2011 and October 28, 2011, respectively. On November 10, 2011, our board of trustees declared two regular semi-monthly cash distributions of $0.02605 per share each, which are expected to be paid on November 30, 2011 to shareholders of record on November 15, 2011 and November 29, 2011, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of trustees.

        We have adopted an "opt in" distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.

        We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions. The following table reflects, for tax purposes, the sources of the cash distributions that we have paid on our common shares during the nine months ended September 30, 2011:

	Nine Months Ended September 30, 2011
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$—	—
Borrowings	—	—
Net investment income (prior to expense reimbursement)(1)	127	31%
Capital gains proceeds from the sale of assets	62	15%
Non-capital gains proceeds from the sale of assets	—	—
Expense reimbursement from sponsor	216	54%

Total	$405	100%

(1)
During the nine months ended September 30, 2011, 87% of our gross investment income was attributable to cash interest earned and 13% was attributable to non-cash accretion of discount and PIK interest.

        The aggregate cost of our investments for federal income tax purposes totaled $35,190 as of September 30, 2011. The aggregate net unrealized depreciation on a tax basis was $1,786 as of September 30, 2011. Our net investment income on a tax basis for the nine months ended September 30, 2011 was $343. We distributed all of our net investment income earned as of September 30, 2011.

        The difference between our GAAP-basis net investment income and our tax-basis net investment income is due to the tax-basis deferral and amortization of organization and start-up costs incurred prior to the commencement of our operations. The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the nine months ended September 30, 2011:

Nine Months Ended September 30, 2011
GAAP-basis net investment income	$182
Deferral and amortization of organizational costs	161

Tax-basis net investment income	$343

        The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on a Form 1099-DIV.

        As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

September 30, 2011
Distributable ordinary income	$—
Unamortized organizational costs	(344)
Unrealized depreciation on investments and total return swap(1)	(1,786)

$(2,130)

(1)
As of September 30, 2011, the gross unrealized appreciation on our investments was $22. As of September 30, 2011, the gross unrealized depreciation on our investments and total return swap was $(1,808).

Critical Accounting Policies

        Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management's most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

  Valuation of Portfolio Investments

        We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of trustees. In connection with that determination, FS Advisor prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  our quarterly valuation process begins with each portfolio company or investment being initially valued by FS Advisor's management team, with such valuation potentially taking into account information received from our sub-adviser or an independent valuation firm, if applicable;

  •
  preliminary valuation conclusions are then documented and discussed with our valuation committee;

  •
  our valuation committee reviews the preliminary valuation, and FS Advisor's management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

  •
  our board of trustees discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of trustees may consider when valuing our equity and debt investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of trustees will consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

        Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of trustees, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to

EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        Our board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

        The fair values of our investments are determined in good faith by our board of trustees. Our board of trustees is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

        Our investments as of September 30, 2011 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. We valued all of our investments by using an independent third-party pricing service, which provided prevailing bid and ask prices from dealers on the date of the relevant period end that were screened for validity by the service. We valued the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the loans underlying the TRS are valued based on quotes received from third-party dealers. The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS.

        We periodically benchmark the bid and ask prices we receive from the third-party pricing service against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and our management's experience in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service. Our valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

  Revenue Recognition

        Security transactions are accounted for on the trade date. We record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and securities as interest income when we receive such amounts.

  Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

  Capital Gains Incentive Fee

        Pursuant to the terms of the investment advisory and administrative services agreement we entered into with FS Advisor, the incentive fee on capital gains earned on liquidated investments of our portfolio during operations prior to our liquidation is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an AICPA Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FS Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

  Uncertainty in Income Taxes

        We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations. As of September 30, 2011, we had not incurred any interest or penalties.

Contractual Obligations

        We have entered into an agreement with FS Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FS Advisor and, to the extent it is required to provide such services, our sub-adviser, are reimbursed for administrative expenses incurred on our behalf. For the period from July 18, 2011 through September 30, 2011, we incurred $100 in base management fees and $95 in administrative services expenses under the investment advisory and administrative services agreement. In addition, FS Advisor is eligible to receive incentive fees based on performance. During the period from July 18, 2011 through September 30, 2011, no incentive fees have been earned or accrued.

        As of September 30, 2011, $13,462 was outstanding under the revolving credit facility between FSEP Funding and Deutsche Bank. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2013.

        A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under the credit facility between FSEP Funding and Deutsche Bank at September 30, 2011 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Borrowings(1)	$13,462	$—	$13,462	$—	$—

(1)
At September 30, 2011, $36,538 remained unused under the credit facility.

Off-Balance Sheet Arrangements

        We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

        In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value measurements. This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers and (2) a gross presentation of activity within the Level 3 roll forward. The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements. The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. As we did not begin formal operations until July 18, 2011 upon satisfying our minimum offering requirement, the adoption of this guidance, including the gross presentation of Level 3 roll forward information, did not have a significant impact on our consolidated financial statements or disclosures.

        In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the Accounting Boards on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term "fair value" and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. We are currently assessing the impact of this guidance on our consolidated financial statements.

Related Party Transactions

        We have entered into an investment advisory and administrative services agreement with FS Advisor. Pursuant to the investment advisory and administrative services agreement, FS Advisor is paid a base management fee of 2% of average gross assets and an incentive fee of 20% of net investment income, subject to an annualized 6.5% hurdle, and 20% of net realized capital gains, if applicable. We commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of our operations. During the three and nine months ended

September 30, 2011, FS Advisor earned $100 in base management fees. Management fees are paid on a quarterly basis in arrears. As such, as of September 30, 2011, no management fees have been paid to FS Advisor.

        We accrue for the capital gains incentive fee, on a quarterly basis by calculating such fee as if it were due and payable as of the end of such period. While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of realized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an AICPA Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual reflects the incentive fees that would be payable to FS Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even through FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the three and nine months ended September 30, 2011, no capital gains incentive fees were earned or accrued.

        We also reimburse FS Advisor for expenses necessary for its performance of services related to our administration and operation, provided that such reimbursement is equal to the lower of FS Advisor's actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. During the three and nine months ended September 30, 2011, we incurred administrative services charges of $95 attributable to FS Advisor. Of these charges, $4 related to the allocation of costs of administrative personnel for services provided to us by employees of FS Advisor and the remainder related to other reimbursable expenses.

        Franklin Square Holdings has funded offering costs and organization costs in the amount of $305 and $1,249 for the three and nine months ended September 30, 2011, respectively. These costs have been recorded by us as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the organization costs were charged to expense as incurred by us (see Note 2). Since inception, Franklin Square Holdings has funded $2,120 in offering and organization costs.

        The dealer manager for our public offering is FS2, which is one of our affiliates. During the nine months ended September 30, 2011, FS2 retained $171 for selling commissions and dealer manager fees in connection with the sale of our common shares.

        Under the terms of the investment advisory and administrative services agreement, when our Registration Statement was declared effective by the SEC and upon satisfaction of the minimum offering requirement, FS Advisor became entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) have been recovered. On July 18, 2011, we exceeded our minimum offering requirement. We paid total reimbursements of $510 to FS Advisor and its affiliates during the nine months ended September 30, 2011. The reimbursements are recorded as a reduction of capital.

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of approximately $200 to purchase 22,222 common shares at $9.00 per share, which represents the initial public offering price of $10.00 per share, net of selling commissions and dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, 222,222 additional common shares at $9.00 per share. The principals will not tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FS Advisor and certain members of our board of trustees agreed to purchase 1,444,871 common shares, and certain individuals and entities affiliated with GSO agreed to purchase 555,555 common shares, in each case at a price of $9.00 per share. In connection with the private placement, we issued an aggregate of 2,222,648 common shares for aggregate proceeds of $20,004, upon the satisfaction of the minimum offering requirement on July 18, 2011.

        FS Advisor's senior management team is comprised of the same personnel as the senior management team of FB Income Advisor, LLC, the investment adviser to Franklin Square Holdings' other affiliated BDC, FS Investment Corporation. As a result, such personnel provide investment advisory services to both us and FS Investment Corporation. While neither FS Advisor nor FB Income Advisor, LLC is currently making private corporate debt investments for clients other than us and FS Investment Corporation, respectively, either one, or both, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation rather than to us.

        Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our shareholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. During the three and nine months ended September 30, 2011, we accrued $216 in reimbursements that Franklin Square Holdings agreed to pay. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings will provide any such reimbursements. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman.

        On September 22, 2011, Michael Forman, our president, chief executive officer and chairman, transferred certain real estate interests to an entity controlled by Thomas J. Gravina, one of our trustees. In connection with the transaction, Mr. Forman will own a minority interest in the entity to which the real estate assets were transferred and will also serve as a director of such entity.

Item 3.    Quantitative and Qualitative Disclosures about Market Risk.

        We are subject to financial market risks, including changes in interest rates. As of September 30, 2011, 10 of our portfolio investments paid variable interest rates and the remainder (eight) paid fixed interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we predominantly hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates would make it easier for us to meet or exceed our incentive fee preferred return, as defined in the investment advisory and administrative services agreement we have entered into with FS Advisor, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to FS Advisor with respect to our increased pre-incentive fee net investment income.

        On June 24, 2011, Deutsche Bank agreed to provide a $50,000 revolving credit facility to FSEP Funding, our wholly-owned subsidiary. Pursuant to the terms of the facility, FSEP Funding borrows at a floating rate based on LIBOR. Under the terms of the TRS between EP Investments and Citibank, EP Investments pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of one or more loans having a maximum notional amount of $25,000, or such greater amount as may be agreed to by Citibank. We expect any future credit facilities, total return swap agreements or other financing arrangements that we or any of our subsidiaries may enter into will also be based on a floating interest rate. As a result, we are subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we or our subsidiaries have debt outstanding or swap agreements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

        The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of September 30, 2011:

LIBOR Basis Point Change	Interest Income(1)	Interest Expense	Net Interest Income
Down 35 basis points	$3,992	$(280)	$3,712
Up 100 basis points	3,932	(498)	3,434
Up 200 basis points	4,059	(659)	3,400
Up 300 basis points	4,314	(820)	3,494

(1)
Includes the net effect of the change in interest rates on the unrealized appreciation/depreciation on the TRS. Assumes no change in defaults or prepayments by portfolio companies.

        We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the nine months ended September 30, 2011, we did not engage in interest rate hedging activities.

        In addition, we may have risk regarding portfolio valuation. See "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments."

Item 4.    Controls and Procedures.

        We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

        As required by Rule 13a-15(b) of the Exchange Act, we carried out an evaluation, under the supervision and with the participation of our management, including the chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of September 30, 2011. Based on the foregoing, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures were effective to provide reasonable assurance that we would meet our disclosure obligations.

        There was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) or 15d-15(f) of the Exchange Act) that occurred during the three months ended September 30, 2011 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1.    Legal Proceedings.

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

Item 1A.    Risk Factors.

        There have been no material changes from the risk factors set forth in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011 and our final prospectus filed pursuant to Rule 497 (File No. 333-169679) on May 12, 2011, as supplemented and amended.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds.

        During the three months ended September 30, 2011, we issued 6,655 common shares under our distribution reinvestment plan pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

Item 3.    Defaults upon Senior Securities.

        Not applicable.

Item 4.    Reserved.

Item 5.    Other Information.

  Custody Agreement

        On November 14, 2011, we entered into a custodian agreement with State Street Bank and Trust Company, or SSBT, effective as of November 16, 2011. Under the custodian agreement, SSBT will hold all of our portfolio securities and cash, and transfer such securities or cash pursuant to our instructions. The custodian agreement has an initial term ending November 16, 2014, which shall automatically renew for successive one-year terms unless a written notice of non-renewal is delivered by the non-renewing party no later than ninety (90) days prior to the expiration of the term.

Item 6.    Exhibits.

3.1		Second Amended and Restated Declaration of Trust of the Company. (Incorporated by reference to Exhibit (a)(3) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
3.2		Amended and Restated Bylaws of the Company. (Incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed on June 27, 2011.)
4.1		Form of Subscription Agreement. (Incorporated by reference to Appendix A filed with prospectus supplement filed pursuant to Rule 497 (File No. 333-169679) filed on August 2, 2011.)
4.2
Distribution Reinvestment Plan of the Company. (Incorporated by reference to Exhibit (e) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
4.3		Amended and Restated Distribution Reinvestment Plan of the Company. (Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on November 14, 2011.)
10.1
Investment Advisory and Administrative Services Agreement by and between the Company and FS Investment Advisor, LLC. (Incorporated by reference to Exhibit (g)(1) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.2
Investment Sub-advisory Agreement between FS Investment Advisor, LLC and GSO Capital Partners LP. (Incorporated by reference to Exhibit (g)(2) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.3
Dealer Manager Agreement by and between the Company and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.4
Form of Selected Dealer Agreement (Included as Appendix A to the Dealer Manager Agreement). (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.5
Custody Agreement by and between the Company and The Bank of New York Mellon. (Incorporated by reference to Exhibit (j) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.6	*	Custodian Agreement, dated as of November 14, 2011, by and between State Street Bank and Trust Company and FS Energy and Power Fund.
10.7
Escrow Agreement by and between the Company and UMB Bank, N.A. (Incorporated by reference to Exhibit (k) filed with Amendment No. 3 to the Company's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
10.8
Credit Agreement, dated as of June 24, 2011, by and among FSEP Term Funding, LLC, Deutsche Bank AG, New York Branch, and the other lenders party thereto. (Incorporated by reference to Exhibit 10.7 to the Company's Quarterly Report on Form 10-Q filed on June 27, 2011.)
10.9
Asset Contribution Agreement, dated as of June 24, 2011, by and between the Company and FSEP Term Funding, LLC. (Incorporated by reference to Exhibit 10.8 to the Company's Quarterly Report on Form 10-Q filed on June 27, 2011.)

10.10		Investment Management Agreement, dated as of June 24, 2011, by and between the Company and FSEP Term Funding, LLC. (Incorporated by reference to Exhibit 10.9 to the Company's Quarterly Report on Form 10-Q filed on June 27, 2011.)
10.11
Security Agreement, dated as of June 24, 2011, by and between FSEP Term Funding, LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q filed on June 27, 2011.)
10.12
ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of August 11, 2011, by and between EP Investments LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.11 to the Company's Quarterly Report on Form 10-Q filed on August 15, 2011)
10.13
Confirmation Letter Agreement, dated as of August 11, 2011, by and between EP Investments LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.12 to the Company's Quarterly Report on Form 10-Q filed on August 15, 2011)
10.14		Guarantee, dated as of August 11, 2011, by the Company in favor of Citibank, N.A. (Incorporated by reference to Exhibit 10.13 to the Company's Quarterly Report on Form 10-Q filed on August 15, 2011)
10.15
Investment Management Agreement, dated as of August 11, 2011, by and between the Company and EP Investments LLC. (Incorporated by reference to Exhibit 10.14 to the Company's Quarterly Report on Form 10-Q filed on August 15, 2011)
31.1	*	Certification of Chief Executive Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.
31.2	*	Certification of Chief Financial Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.
32.1	*	Certification of Chief Executive Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	*	Certification of Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 14, 2011.

FS ENERGY AND POWER FUND
By:	/s/ MICHAEL C. FORMAN Michael C. Forman Chief Executive Officer (Principal Executive Officer)
By:	/s/ WILLIAM GOEBEL William Goebel Chief Financial Officer (Principal Financial and Accounting Officer)